As filed with the Securities and Exchange Commission on April 29, 1999

                                              Commission File No. 333-43853
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------
                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                                --------------
                      AUTONOMOUS TECHNOLOGIES CORPORATION
            (Exact name of registrant as specified in its charter)

                                    Florida
        (State or other jurisdiction of incorporation or organization)
                                  59-2554729
                     (I.R.S. Employer Identification No.)

                 2800 Discovery Drive, Orlando, Florida 32826,
                                (407) 384-1600
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

 Randy W. Frey, 2800 Discovery Drive, Orlando, Florida 32826,  (407) 384-1600
  (Name and address, including zip code, and telephone number, including area code, of agent for service)

                        ------------------------------
                                   Copy to:
            William A. Grimm, Esq., Gray, Harris & Robinson, P.A.,
   201 East Pine Street, Suite 1200, Orlando, Florida 32801, (407) 843-8880

                        ------------------------------

    Approximate date of commencement of proposed sale to the public: None.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_] If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                         DEREGISTRATION OF SECURITIES

     The purpose of this Post-Effective Amendment No. 1 to this Registration Statement is to deregister shares of common stock, par value $0.01 per share, of Autonomous Technologies Corporation ("Autonomous") issuable upon the exercise of the stock purchase warrants. These shares were registered on a registration statement on Form S-3 (File No. 333-43853) declared effective by the Securities and Exchange Commission on January 21, 1998.

     By this Post-Effective Amendment No. 1, Autonomous hereby terminates this Registration Statement and removes from registration the shares which remain unsold as of the date hereof.

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS


                                   EXHIBITS


Exhibit Number                                 Exhibit Table
----------------  --------------------------------------------------------------

24.1 Power of Attorney (incorporated by reference to Autonomous' Registration Statement on Form S-3, filed with the Securities and Exchange Commission on, Registration No. 333-43853, page II-4)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orlando, State of Florida on this 29/th/ day of April, 1999.

Autonomous Technologies Corporation

By:  /s/ Randy W. Frey                                  Date: April 29, 1999
   -------------------------------------
      Randy W. Frey
      Chairman of the Board, President &
      Chief Executive Officer

By:  /s/ Monty K. Allen                                 Date: April 29, 1999
   --------------------------------------
      Monty K. Allen
      Vice President, Treasurer, Chief Financial
      Officer and Principal Accounting Officer


Signature                 Title                                   Date
---------                 -----                                   ----

  /s/ Randy W. Frey       Chief Executive Officer and Chairman    April 29, 1999
------------------------  of the Board
Randy W. Frey

   *                      Director                                April 29, 1999
------------------------
G. Arthur Herbert

   *                      Director                                April 29, 1999
------------------------
Stanley Ruffett

   *                      Director                                April 29, 1999
------------------------
Timothy Barabe

   *                      Director                                April 29, 1999
------------------------
Richard H. Keates, MD

   *                      Director                                April 29, 1999
------------------------
Whitney A. McFarlin


*By:  /s/ Randy W. Frey
    ----------------------------------------
       Randy W. Frey, by power of attorney


                                   EXHIBITS

Exhibit Number                             Exhibit Table
----------------  --------------------------------------------------------------

24.1 Power of Attorney (incorporated by reference to Autonomous' Registration Statement on Form S-3, filed with the Securities and Exchange Commission on, Registration No. 333-43853, page II-4)

                                       3